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                                                                       EXHIBIT 1


                           JOINT REPORTING AGREEMENT

     In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

     (a) Such party is eligible to file a statement or statements on Schedule 13D pertaining to the Common Stock, $.01 par value per share, of The Pantry, Inc., to which this agreement is an exhibit, for filing of the information contained herein.

     (b) Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained herein, provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

     (c) Such party agrees that such statement is filed by and on behalf of each party and that any amendment thereto will be filed on behalf of each such party.

     This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated:  December 17, 1999                   FS EQUITY PARTNERS III, L.P.,
                                            a Delaware limited partnership

                                            By:   FS Capital Partners, L.P.
                                            Its:  General Partner

                                            By:   FS Holdings, Inc.
                                            Its:  General Partner

                                            By:   /s/ William M. Wardlaw
                                                  ------------------------------
                                                  William M. Wardlaw
                                                  Title:  Vice President

                                            FS CAPITAL PARTNERS, L.P.,
                                            a California limited partnership

                                            By:   FS Holdings, Inc.
                                            Its:  General Partner

                                            By:   /s/ William M. Wardlaw
                                                  ------------------------------
                                                  William M. Wardlaw
                                                  Title:  Vice President
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                                       FS HOLDINGS, INC.,
                                       a California corporation

                                       By: /s/ William M. Wardlaw
                                           -------------------------------------
                                           William M. Wardlaw
                                           Title:  Vice President

                                       FS EQUITY PARTNERS INTERNATIONAL,
                                       L.P., a Delaware limited partnership

                                       By:   FS&Co. International, L.P.
                                       Its:  General Partner

                                       By:   FS International Holdings Limited
                                       Its:  General Partner

                                       By:  /s/ William M. Wardlaw
                                            ------------------------------------
                                            William M. Wardlaw
                                            Title:  Vice President

                                       FS&CO. INTERNATIONAL, L.P.,
                                       a Cayman Islands limited partnership

                                       By:   FS International Holdings Limited
                                       Its:  General Partner

                                       By:  /s/ William M. Wardlaw
                                           -------------------------------------
                                           William M. Wardlaw
                                           Title:  Vice President

                                       FS INTERNATIONAL HOLDINGS LIMITED,
                                       a Cayman Islands exempt corporation

                                       By:  /s/ William M. Wardlaw
                                            ------------------------------------
                                            William M. Wardlaw
                                            Title:  Vice President


                                   Exhibit 1
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                                       FS EQUITY PARTNERS IV, L.P.,
                                       a Delaware limited partnership

                                       By:   FS Capital Partners LLC
                                       Its:  General Partner

                                       By:  /s/ William M. Wardlaw
                                            ------------------------------------
                                            William M. Wardlaw
                                            Title:    Vice President

                                       FS CAPITAL PARTNERS LLC,
                                       a Delaware limited liability company

                                       By:  /s/ William M. Wardlaw
                                            ------------------------------------
                                            William M. Wardlaw
                                            Title:    Vice President

                                   Exhibit 1